UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
 (Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
 (Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
 (Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: April 30

Date of reporting period:  April 30, 2016

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

WCM Focused International Growth Fund
(Investor Class: WCMRX)
(Institutional Class: WCMIX)

WCM Focused Emerging Markets Fund
(Investor Class: WFEMX)
(Institutional Class: WCMEX)

WCM Focused Global Growth Fund
(Investor Class: WFGGX)
(Institutional Class: WCMGX)

WCM International Small Cap Growth Fund
(Institutional Class: WCMSX)

ANNUAL REPORT
April 30, 2016

WCM Focused International Growth Fund
WCM Focused Emerging Markets Fund
WCM Focused Global Growth Fund
WCM International Small Cap Growth Fund
Each a series of Investment Managers Series Trust

Table of Contents

Shareholder Letter	1
Fund Performance	6
Schedules of Investments	12
Statements of Assets and Liabilities	27
Statements of Operations	29
Statements of Changes in Net Assets	31
Financial Highlights	35
Notes to Financial Statements	42
Report of Independent Registered Public Accounting Firm	56
Supplemental Information	57
Expense Examples	65

This report and the financial statements contained herein are provided for the general information of the shareholders of the WCM Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus.

www.wcminvestfunds.com

281 Brooks Street Laguna Beach California 92651 949.380.0200 wcminvest.com
Dear Fellow Shareholders,

We believe that understanding (and periodically reviewing) the “how” and “why” behind our investment approach serves the valuable function of guarding our temperament in the face of all the noise and fear that “the market” throws at us over time. To that end, and as is our habit, we are again starting this annual report by laying out some broad principles in letter form that aim to give you the basics of our philosophy, goals, strategies and limitations.

It starts with the philosophical underpinnings. First and foremost is the idea that if you want a different result than the benchmark, you absolutely have to do something different. This may seem obvious, but surprisingly few are willing to take the career risk to do this.

Second, we observe that the best investors of history (among whom we aspire to be counted) think long-term and partner with great businesses. Long-term thinking also means paying attention to where the world is going, recognizing that great people are very important to long-term success, and minimizing portfolio turnover.

Third, we are convinced that success—whether great investments, great businesses, or otherwise—is most often the result of recognizing and capitalizing on the few big ideas that really drive the opportunity. Said negatively, more and more data does not a better investor make. As evidence, ask yourself if the giant Wall Street firms with their armies of analysts are counted among the best investors of history.

Fourth, managing to wealth preservation—losing less in the down periods—is perhaps the surest way to long-term outperformance.

So how does all that play out in the portfolios?

Thinking differently about building portfolios drives us to a focused, best ideas approach with about 30 holdings.

Partnering with great businesses for the long run (and still thinking differently) is the source of our “bottom-up” quest for companies that exhibit quality, consistency, a long growth runway and a strengthening competitive advantage. When we find those characteristics, they tend to be among large-cap growth stocks in the consumer, healthcare and tech sectors.

Taken together, these first two results (focus, growth sectors) translate into a portfolio construction difference that, in our opinion, explains a good portion of the strategies’ historical excess return.

In fact, we refer to this as our “structural advantage”. It’s based on our belief that growing global consumer prosperity (a large-scale trend that should play out for several decades) means that these growth sectors, which are presently under-represented in the broad-based global indices, have been becoming—and in the long run, we believe, will inexorably become—larger weights in those global benchmarks. It’s simply the idea that wealthier consumers will do just what you’d think: spend more on consumer goods, technology and healthcare. That’s where the growth is most likely to be. And that trend provided a natural, long-term tailwind (advantage) to our portfolio strategies.

But most importantly, all four of those philosophical underpinnings support and inform our primary distinction, stock selection. The essential elements here are primarily two: competitive advantage dynamics (improving? deteriorating?) and the role corporate culture plays in nurturing and sustaining that competitive advantage. Then, with due respect to long-duration growth runways and valuation, a portfolio of these competitively-advantaged businesses are built using thoughtful, multi-factor diversification. This process, we believe, gives us the best chance of achieving our objective: long-term capital appreciation.

With that foundation laid, this note can proceed with some context regarding market conditions during the just ended fiscal year.

After some modest gains from early to mid May, global equity markets headed mostly lower through April 2016. Volatility was prevalent, and in the end, global equity markets finished the 12-month period ending April 30, 2016 deep in negative territory.

Instances of heightened volatility and turmoil included market crosswinds in January-February as well as August-September. In both periods we marveled at how quickly the market turned from negative (e.g., “the global economy is slowing” or “rates are going to rise when the economy can’t support it”) to positive (e.g., “value sectors are cheap” or “the Fed is dovish”). Such manic periods often see multiple changes in leadership between “growth” and “value” stocks, offering several moments of opportunity. Overall, we endured the volatility very well, with minimal portfolio turnover.

To go one level deeper in understanding the global markets over this 12-month period, we can use style-box categories for return attribution. Such an exercise reveals, based on MSCI indices, that growth outperformed value, that large-cap outperformed small-cap, and that developed markets outperformed emerging markets.

But in spite of year-to-year fluctuations like those noted above, we still believe that the substantive trends—growing global prosperity, the proliferation of technology, etc.—support the long-term advantage of large-cap growth companies with a global reach. Opportunities to buy those kinds of businesses don’t come that often and are arguably the best part of long-term investing.

Now to the specifics of our funds.

The WCM Focused International Growth Fund (“FIG”; Institutional Class symbol WCMIX; Investor Class symbol WCMRX) logged a down fiscal year, returning -2.91% / -3.11%, respectively, for the 12-month period ending April 30, 2016. The benchmark for FIG, the MSCI ACWI ex USA Index, returned -11.28% for the same period, revealing that the portfolio held up to the challenging market much better than its benchmark. The portfolio’s sector weights did not change dramatically in the last year, but include an increase in Staples, from about 14% to about 15%, and the reduction of Technology, from about 22% to about 20%. For the second straight year, Technology is the largest overweight at the end of the year, with Health Care second. And because stock selection was decidedly positive in both Technology and Health Care, it was a contributor to returns. Financials remains the largest underweight, with Telecom and Energy second and third largest. Financials was the poorest benchmark sector, so our underweight was a contributor for allocation. While sector allocation was a modest tailwind, strong stock selection was responsible for the bulk of the year’s outperformance.

The WCM Focused Emerging Markets Fund (“FEM”; Institutional Class symbol WCMEX; Investor Class symbol WFEMX) completed its fiscal year with a negative return, down   -3.65% / -3.69%, respectively, for the 12-month period ending April 30, 2016. The benchmark for FEM, the MSCI Emerging Markets Index, was down -17.87% for the same period, and highlighting the benefits of owning positive-moat-trajectory businesses in volatile markets. Changes in sector weights include the decrease in Industrials (from about 5% to about 4%) and Discretionary (from about 15% to about 14%), along with the increase in Financials (from about 5% to about 6%). Staples remains our largest overweight, followed by Health Care and Technology. Financials is by far our largest underweight, with Materials and Energy after that. The Emerging Markets space was very volatile during the fund’s fiscal year, with rapid and significant rotations among leading sectors. When the “snap shot” was taken on April 30, 2016 it showed that attribution due to allocation was a positive contributor. The portfolio was overweight Staples and Technology, two of the best performing benchmark sectors, and underweight Financials, the poorest performing benchmark sector. FEM’s outperformance during this 12-month period enjoyed a nice boost from sector allocation, but the majority of outperformance was driven by stock selection that was both strong and broad-based.

The WCM Focused Global Growth Fund (“FGG”; Institutional Class symbol WCMGX; Investor Class symbol WFGGX) completed a positive fiscal year, returning +2.69% / +2.45%, respectively, for the 12-month period ending April 30, 2016. The benchmark for FGG, the MSCI ACWI Index, posted a negative year and returned -5.66% for the same period. There were several changes in the portfolio’s sector weights this year. Reductions were made in Discretionary (from about 17% to about 16%) and in Materials (from about 9% to about 7%). Increases were in Technology (from about 20% to about 22%) and Staples (from about 13% to about 14%). Technology is now the largest overweight relative to benchmark, with Discretionary a distant second. Underweights are Financials and Energy, both positive contributors for allocation because Energy and Financials were the poorest and second-poorest performing sectors in the benchmark, respectively. Overall, both sector allocation and stock selection were solid positive contributors to the year’s outperformance.

Finally, the WCM International Small Cap Growth Fund (“SIG”; Institutional Class symbol WCMSX) launched on November 30th, 2015. With just five months completed as of the end of the fiscal year, the fund registered a positive return, up +1.39%. The benchmark for SIG, the MSCI ACWI ex USA Small Cap Index, returned +3.60% for the same period. When the “snap shot” was taken on April 30, 2016 it showed that the portfolio was overweight Discretionary, Health Care, and Technology, while maintaining underweights to Financials, Telecom, and Energy.

Thank you for your confidence and trust,

WCM Investment Management

June 20, 2016

IMPORTANT INFORMATION

Foreign investments present risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. The Fund is non-diversified and may hold fewer securities than a diversified fund. Holding fewer securities increases the risk that the value of the Fund could go down because of the poor performance of a single investment.

The MSCI ACWI ex USA Index captures large and mid-cap representation across Developed Markets countries (excluding the U.S.) and 21 Emerging Markets countries. The index covers approximately 85% of the global equity opportunity set outside the U.S. The MSCI ACWI Index captures large and mid-cap representation across Developed Markets countries (including the U.S.) and 21 Emerging Markets countries. The index covers approximately 85% of the global equity opportunity set outside the U.S.

The MSCI Emerging Markets Index captures large and mid-cap representation across 23 Emerging Markets (EM) countries. With 833 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. The MSCI ACWI ex USA Small Cap Index captures small cap representation across 22 of 23 large Developed Markets countries (excluding the U.S.). One cannot invest directly in an index.

The views in this report were those of the Fund managers as of the date this report was printed, and may not reflect their views on the date this report is first published or anytime thereafter. These views are intended to assist the shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change.

WCM Focused International Growth Fund
FUND PERFORMANCE at April 30, 2016 (Unaudited)

This graph compares a hypothetical $100,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the MSCI All Country World ex USA Index (MSCI ACWI ex USA). The performance graph above is shown for the Fund’s Institutional Class shares, Investor Class shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The MSCI ACWI ex USA Index captures large and mid cap representation across Developed Markets countries (excluding the U.S.) and 21 Emerging Markets countries. The index covers approximately 85% of the global equity opportunity set outside the U.S. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.

Average Annual Total Returns as of April 30, 2016	1 Year	3 Years	Since Inception	Inception Date
Investor Class shares	-3.11%	4.84%	4.74%	8/31/11
Institutional Class shares	-2.91%	5.09%	4.99%	5/31/11
MSCI ACWI ex USA Index	-11.28%	-0.02%	0.47%	5/31/11

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 988-9801.

Expense ratios for the Investor Class and Institutional Class shares were 1.30% and 1.05%, respectively, which were stated in the current prospectus dated September 1, 2015.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares. Shares redeemed within 30 days of purchase will be charged 1.00% redemption fee.

WCM Focused Emerging Markets Fund
FUND PERFORMANCE at April 30, 2016 (Unaudited)

This graph compares a hypothetical $100,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the MSCI Emerging Markets Index (MSCI EM). The performance graph above is shown for the Fund’s Institutional Class shares, Investor Class shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The MSCI EM Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of the emerging markets. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.

Average Annual Total Returns as of April 30, 2016	1 Year	2 Years	Since Inception	Inception Date
Investor Class shares	-3.69%	-3.94%	-1.91%	6/28/13
Institutional Class shares	-3.65%	-3.82%	-1.75%	6/28/13
MSCI EM Index	-17.86%	-5.90%	-1.69%	6/28/13

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 988-9801.

Gross and net expense ratios for the Investor Class shares were 4.75% and 1.66%, respectively, and for the Institutional Class shares were 4.50% and 1.41%, respectively, which were stated in the current prospectus dated September 1, 2015. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding, as applicable, taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.65% and 1.40% of the average daily net assets of the Fund’s Investor Class and Institutional Class shares, respectively. This agreement is in effect until August 31, 2025, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower. The Fund’s Advisor is permitted to seek reimbursement from the Fund for a period ending three full fiscal years following the fiscal year in which such reimbursement occurred.

WCM Focused Emerging Markets Fund
FUND PERFORMANCE at April 30, 2016 (Unaudited) - Continued

In addition to its contractual expense limitation agreement, the Advisor has voluntarily agreed to waive all of its fees and pay all of the operating expenses (excluding, as applicable, taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) for the Fund from May 1, 2016, through April 30, 2017. The Advisor will not seek recoupment of any advisory fees it waived or Fund expenses it paid during such period.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares. Shares redeemed within 30 days of purchase will be charged 1.00% redemption fee.

WCM Focused Global Growth Fund
FUND PERFORMANCE at April 30, 2016 (Unaudited)

This graph compares a hypothetical $100,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the MSCI All Country World Index (MSCI ACWI). The performance graph above is shown for the Fund’s Institutional Class shares, Investor Class shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The MSCI ACWI captures large to mid-cap representation across Developed Markets countries (including the U.S.) and 21 Emerging Markets countries. The index covers approximately 85% of the global equity opportunity set outside the U.S. This index does not reflect expenses, fees, or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.

Average Annual Total Returns as of April 30, 2016	1 Year	2 Years	Since Inception	Inception Date
Investor Class shares	2.45%	7.28%	9.73%	6/28/13
Institutional Class shares	2.69%	7.50%	9.96%	6/28/13
MSCI ACWI	-5.66%	0.68%	6.57%	6/28/13

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 988-9801.

Gross and net expense ratios for the Investor Class shares were 64.68% and 1.51%, respectively, and the Institutional Class shares were 64.43% and 1.26%, respectively, which were stated in the current prospectus dated September 1, 2015. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding, as applicable, taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.50% and 1.25% of the average daily net assets of the Fund’s Investor Class and Institutional Class shares, respectively. This agreement is in effect until August 31, 2025, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower. The Fund’s Advisor is permitted to seek reimbursement from the Fund for a period ending three full fiscal years following the fiscal year in which such reimbursement occurred.

WCM Focused Global Growth Fund
FUND PERFORMANCE at April 30, 2016 (Unaudited) - Continued

In addition to its contractual expense limitation agreement, the Advisor has voluntarily agreed to waive all of its fees and pay all of the operating expenses (excluding, as applicable, taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) for the Fund from May 1, 2016, through April 30, 2017. The Advisor will not seek recoupment of any advisory fees it waived or Fund expenses it paid during such period.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares. Shares redeemed within 30 days of purchase will be charged 1.00% redemption fee.

WCM International Small Cap Growth Fund
FUND PERFORMANCE at April 30, 2016 (Unaudited)

This graph compares a hypothetical $100,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the MSCI All Country World ex USA Small Cap Index (MSCI ACWI ex USA Small Cap). Results include the reinvestment of all dividends and capital gains.

The MSCI ACWI ex USA Small Cap Index captures small cap representation across 22 of 23 large Developed Markets countries (excluding the U.S.). The index covers approximately 14% of the free float-adjusted market capitalization set outside the U.S. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.

Total Returns as of April 30, 2016	1 Month	3 Months	Since Inception*	Inception Date
Institutional Class shares	-0.30%	5.77%	1.39%	11/30/15
MSCI ACWI ex USA Small Cap Index	2.80%	12.09%	3.60%	11/30/15

*	Cumulative

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 988-9801.

Gross and net expense ratios for the Institutional Class share were 1.94% and 1.40%, respectively, which were stated in the current prospectus dated September 1, 2015. The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.40% of the average daily net assets of the Institutional Class Shares of the Fund. This agreement is in effect until October 1, 2016 and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares.  Shares redeemed within 30 days of purchase will be charged 1.00% redemption fee.

WCM Focused International Growth Fund
SCHEDULE OF INVESTMENTS
As of April 30, 2016

Number of Shares		Value

	COMMON STOCKS – 93.9%
	AUSTRALIA – 4.4%
1,260,408	CSL Ltd.	$100,438,571

	BERMUDA – 2.0%
1,252,174	Lazard Ltd. - Class A	45,140,873

	CANADA – 6.6%
652,072	Canadian Pacific Railway Ltd.	94,061,386
145,675	Constellation Software, Inc.	56,930,166
		150,991,552
	CHINA – 6.7%
1,636,607	Ctrip.com International Ltd. - ADR*	71,372,431
4,027,960	Tencent Holdings Ltd.	81,962,228
		153,334,659
	DENMARK – 13.5%
1,003,927	Chr Hansen Holding A/S	62,515,644
981,129	Coloplast A/S - Class B	73,501,758
1,764,280	Novo Nordisk A/S - ADR	98,429,181
1,519,147	Novozymes A/S	72,861,653
		307,308,236
	FRANCE – 4.0%
131,000	Essilor International S.A.	16,959,197
36,070	Hermes International	12,846,942
363,650	LVMH Moet Hennessy Louis Vuitton S.E.	60,589,970
		90,396,109
	INDIA – 3.0%
1,093,132	HDFC Bank Ltd. - ADR	68,725,209

	IRELAND – 7.9%
397,325	Accenture PLC - Class A	44,865,939
3,742,390	Experian PLC	68,577,492
1,001,286	ICON PLC*	67,666,908
		181,110,339
	JAPAN – 7.0%
115,685	Keyence Corp.	69,340,783
841,030	Sysmex Corp.	52,597,435
1,856,600	Unicharm Corp.	38,377,932
		160,316,150

WCM Focused International Growth Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2016

Number of Shares		Value

	COMMON STOCKS (Continued)
	MEXICO – 1.8%
16,674,558	Wal-Mart de Mexico S.A.B. de C.V.	$41,238,873

	NETHERLANDS – 3.9%
664,559	Core Laboratories N.V.	88,824,956

	RUSSIA – 2.3%
2,545,311	Yandex N.V. - Class A*	52,102,516

	SOUTH AFRICA – 1.3%
2,491,671	Shoprite Holdings Ltd.	29,986,974

	SPAIN – 1.5%
1,041,461	Industria de Diseno Textil S.A.	33,520,901

	SWITZERLAND – 12.4%
830,423	Chubb Ltd.	97,873,655
1,305,596	Nestle S.A.	97,449,342
32,204	SGS S.A.	71,006,003
47,722	Swatch Group A.G.	16,281,863
		282,610,863
	TAIWAN – 4.6%
4,397,770	Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	103,743,394

	UNITED KINGDOM – 11.0%
1,518,665	ARM Holdings PLC - ADR	62,553,811
3,929,021	Compass Group PLC	69,968,608
1,214,630	Reckitt Benckiser Group PLC	118,326,685
		250,849,104
	TOTAL COMMON STOCKS (Cost $2,009,870,731)	2,140,639,279

	SHORT-TERM INVESTMENTS – 7.6%
174,296,731	Fidelity Institutional Money Market Fund, 0.33%[1]	174,296,731

	TOTAL SHORT-TERM INVESTMENTS (Cost $174,296,731)	174,296,731

	TOTAL INVESTMENTS – 101.5% (Cost $2,184,167,462)	2,314,936,010
	Liabilities in Excess of Other Assets – (1.5)%	(33,186,846)

	TOTAL NET ASSETS – 100.0%	$2,281,749,164

WCM Focused International Growth Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2016

ADR – American Depository Receipt
PLC – Public Limited Company

*	Non-income producing security.
[1]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

WCM Focused International Growth Fund
SUMMARY OF INVESTMENTS
As of April 30, 2016

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Technology	18.3%
Health Care	18.0%
Consumer Staples	17.0%
Consumer Discretionary	11.6%
Financials	9.3%
Industrials	7.2%
Communications	5.4%
Energy	3.9%
Materials	3.2%
Total Common Stocks	93.9%
Short-Term Investments	7.6%
Total Investments	101.5%
Liabilities in Excess of Other Assets	(1.5)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

WCM Focused Emerging Markets Fund
SCHEDULE OF INVESTMENTS
As of April 30, 2016

Number of Shares		Value

	COMMON STOCKS – 98.0%
	ARGENTINA – 4.4%
5,935	MercadoLibre, Inc.	$741,222

	BRAZIL – 7.6%
133,585	Ambev S.A. - ADR	746,740
32,500	Raia Drogasil S.A.	520,106
		1,266,846
	CHINA – 14.0%
4,560	China Biologic Products, Inc.*	533,520
18,310	Ctrip.com International Ltd. - ADR*	798,499
190,000	Regina Miracle International Holdings Ltd.*1	288,293
35,190	Tencent Holdings Ltd.	716,058
		2,336,370
	INDIA – 8.7%
33,750	Asian Paints Ltd.	440,237
8,790	Godrej Consumer Products Ltd.	174,846
10,370	HDFC Bank Ltd. - ADR	651,962
13,585	Hindustan Unilever Ltd.	177,654
		1,444,699
	INDONESIA – 6.4%
4,440,995	Kalbe Farma Tbk P.T.	461,767
1,252,830	Surya Citra Media Tbk P.T.	302,687
670,130	Tower Bersama Infrastructure Tbk P.T.*	300,256
		1,064,710
	LUXEMBOURG – 1.0%
4,505	Globant S.A.*	159,882

	MALAYSIA – 1.9%
193,400	IHH Healthcare Bhd	324,272

	MEXICO – 11.8%
95,590	Banregio Grupo Financiero S.A.B. de C.V.	572,828
18,265	Grupo Televisa SAB - ADR	533,886
154,590	Kimberly-Clark de Mexico S.A.B. de C.V. - Class A	365,883
201,520	Wal-Mart de Mexico S.A.B. de C.V.	498,391
		1,970,988
	PHILIPPINES – 3.7%
138,335	Universal Robina Corp.	614,293

	POLAND – 5.2%
60,745	Eurocash S.A.	867,901

WCM Focused Emerging Markets Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2016

Number of Shares		Value

	COMMON STOCKS (Continued)
	RUSSIA – 4.8%
38,903	Yandex N.V. - Class A*	$796,344

	SOUTH AFRICA – 4.6%
36,840	Mr Price Group Ltd.	468,335
24,345	Shoprite Holdings Ltd.	292,989
		761,324
	SOUTH KOREA – 5.0%
935	Amorepacific Corp.	333,458
1,370	Medy-Tox, Inc.	506,441
		839,899
	SWITZERLAND – 1.4%
4,095	Luxoft Holding, Inc. - Class A*	236,732

	TAIWAN – 6.5%
24,171	Eclat Textile Co., Ltd.	275,117
34,090	Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	804,183
		1,079,300
	TURKEY – 2.9%
32,568	Coca-Cola Icecek A.S.	477,427

	UNITED STATES – 8.1%
4,020	EPAM Systems, Inc.*	293,179
6,135	Kansas City Southern	581,291
5,503	PriceSmart, Inc.	476,230
		1,350,700
	TOTAL COMMON STOCKS (Cost $15,854,427)	16,332,909

	SHORT-TERM INVESTMENTS – 2.2%
359,071	Fidelity Institutional Money Market Fund, 0.33%[2]	359,071

	TOTAL SHORT-TERM INVESTMENTS (Cost $359,071)	359,071

	TOTAL INVESTMENTS – 100.2% (Cost $16,213,498)	16,691,980
	Liabilities in Excess of Other Assets – (0.2)%	(31,839)

	TOTAL NET ASSETS – 100.0%	$16,660,141

ADR – American Depository Receipt

*	Non-income producing security.

WCM Focused Emerging Markets Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2016

[1]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $288,293.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

WCM Focused Emerging Markets Fund
SUMMARY OF INVESTMENTS
As of April 30, 2016

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Consumer Staples	33.3%
Communications	14.6%
Technology	13.3%
Health Care	11.0%
Consumer Discretionary	10.6%
Financials	7.3%
Industrials	5.3%
Materials	2.6%
Short-Term Investments	2.2%
Total Investments	100.2%
Liabilities in Excess of Other Assets	(0.2)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

WCM Focused Global Growth Fund
SCHEDULE OF INVESTMENTS
As of April 30, 2016

Number of Shares		Value

	COMMON STOCKS – 94.5%
	ARGENTINA – 3.7%
215	MercadoLibre, Inc.	$26,851

	CANADA – 3.1%
369	Canadian National Railway Co.	22,716

	CHINA – 9.6%
470	Ctrip.com International Ltd. - ADR*	20,497
6,000	Techtronic Industries Co., Ltd.	22,492
1,325	Tencent Holdings Ltd.	26,961
		69,950
	DENMARK – 6.5%
435	Novo Nordisk A/S - ADR	24,268
480	Novozymes A/S	23,022
		47,290
	NETHERLANDS – 3.2%
177	Core Laboratories N.V.	23,658

	SWITZERLAND – 8.5%
179	Chubb Ltd.	21,097
281	Nestle S.A.	20,974
9	SGS S.A.	19,844
		61,915
	TAIWAN – 3.2%
1,012	Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	23,873

	UNITED KINGDOM – 6.3%
381	ARM Holdings PLC - ADR	15,693
310	Reckitt Benckiser Group PLC	30,200
		45,893
	UNITED STATES – 50.4%
20	Alphabet, Inc. - Class A*	14,158
33	Amazon.com, Inc.*	21,766
375	Amphenol Corp. - Class A	20,936
240	Brown-Forman Corp. - Class B	23,117
260	Cerner Corp.*	14,596
145	Cooper Cos., Inc.	22,197
125	Costco Wholesale Corp.	18,516
170	Crown Castle International Corp. - REIT	14,770
155	Facebook, Inc. - Class A*	18,225
181	NIKE, Inc. - Class B	10,668

WCM Focused Global Growth Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2016

Number of Shares		Value

	COMMON STOCKS (Continued)
	UNITED STATES (Continued)
140	Praxair, Inc.	$16,444
305	Quintiles Transnational Holdings, Inc.*	21,066
300	Schlumberger Ltd.	24,102
443	Sensata Technologies Holding N.V.*	16,688
773	TD Ameritrade Holding Corp.	23,059
225	TripAdvisor, Inc.*	14,533
105	Tyler Technologies, Inc.*	15,373
275	Verisk Analytics, Inc. - Class A*	21,335
185	Visa, Inc. - Class A	14,289
305	Workday, Inc. - Class A*	22,869
		368,707
	TOTAL COMMON STOCKS (Cost $688,579)	690,853

	SHORT-TERM INVESTMENTS – 58.9%
430,167	Fidelity Institutional Money Market Fund, 0.33%[1]	430,167

	TOTAL SHORT-TERM INVESTMENTS (Cost $430,167)	430,167

	TOTAL INVESTMENTS – 153.4% (Cost $1,118,746)	1,121,020
	Liabilities in Excess of Other Assets – (53.4)%	(390,353)

	TOTAL NET ASSETS – 100.0%	$730,667

ADR – American Depository Receipt
PLC – Public Limited Company
REIT – Real Estate Investment Trust

*	Non-income producing security.
[1]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

WCM Focused Global Growth Fund
SUMMARY OF INVESTMENTS
As of April 30, 2016

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Technology	19.3%
Consumer Discretionary	13.9%
Consumer Staples	12.7%
Financials	10.0%
Health Care	9.2%
Communications	9.2%
Industrials	8.3%
Energy	6.5%
Materials	5.4%
Total Common Stocks	94.5%
Short-Term Investments	58.9%
Total Investments	153.4%
Liabilities in Excess of Other Assets	(53.4)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

WCM International Small Cap Growth Fund
SCHEDULE OF INVESTMENTS
As of April 30, 2016

Number of Shares		Value

	COMMON STOCKS – 97.6%
	ARGENTINA – 1.4%
70	MercadoLibre, Inc.	$8,742

	AUSTRALIA – 8.1%
1,315	Bellamy's Australia Ltd.	10,030
65	Blackmores Ltd.	7,916
285	Domino's Pizza Enterprises Ltd.	13,348
2,565	oOh!media Ltd.	9,055
270	REA Group Ltd.	10,388
		50,737
	BELGIUM – 1.7%
190	Melexis N.V.	10,516

	BRAZIL – 2.7%
300	Linx S.A.	4,126
800	Raia Drogasil S.A.*	12,802
		16,928
	CANADA – 2.5%
214	Dollarama, Inc.	15,429

	CHINA – 7.8%
105	China Biologic Products, Inc.*	12,285
5,000	Regina Miracle International Holdings Ltd.*1	7,587
1,590	Shenzhou International Group Holdings Ltd.	8,219
2,500	Techtronic Industries Co., Ltd.	9,372
6,000	Vitasoy International Holdings Ltd.	11,217
		48,680
	DENMARK – 3.2%
163	Chr Hansen Holding A/S	10,150
235	DSV A/S	9,893
		20,043
	GERMANY – 8.7%
185	AURELIUS S.E. & Co. KGaA	11,073
110	KUKA A.G.	10,865
175	Nemetschek S.E.	9,793
50	Sartorius A.G.	12,357
55	XING A.G.	10,442
		54,530
	IRELAND – 3.4%
1,900	Greencore Group PLC	10,026
165	ICON PLC*	11,151
		21,177

WCM International Small Cap Growth Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2016

Number of Shares		Value

	COMMON STOCKS (Continued)
	ITALY – 1.7%
200	Brembo S.p.A.	$10,761

	JAPAN – 17.2%
600	COOKPAD, Inc.	8,580
200	Hoshizaki Electric Co., Ltd.	16,785
1,100	Infomart Corp.	9,850
810	MISUMI Group, Inc.	11,186
600	Pigeon Corp.	15,759
100	Ryohin Keikaku Co., Ltd.	22,276
300	Start Today Co., Ltd.	12,604
300	Wellnet Corp.	10,048
		107,088
	MALAYSIA – 3.6%
16,500	Karex Bhd	10,925
22,200	My EG Services Bhd	11,410
		22,335
	MEXICO – 1.9%
2,000	Banregio Grupo Financiero S.A.B. de C.V.	11,985

	NETHERLANDS – 1.7%
995	Wessanen	10,276

	SOUTH AFRICA – 1.2%
575	Mr Price Group Ltd.	7,310

	SOUTH KOREA – 4.1%
500	DuzonBizon Co., Ltd.	10,906
40	Medy-Tox, Inc.	14,787
		25,693
	SWEDEN – 5.2%
255	BioGaia A.B. - B Shares	6,456
905	Hexpol A.B.	9,366
340	Vitrolife A.B.	16,675
		32,497
	SWITZERLAND – 4.9%
172	Luxoft Holding, Inc.*	9,943
200	Temenos Group A.G. *	10,379
50	U-Blox A.G. *	9,943
		30,265
	TAIWAN – 2.8%
613	Eclat Textile Co., Ltd.	6,977

WCM International Small Cap Growth Fund
SCHEDULE OF INVESTMENTS - Continued
As of April 30, 2016

Number of Shares		Value

	COMMON STOCKS (Continued)
	TAIWAN (Continued)
1,000	PChome Online, Inc.	$10,570
		17,547
	UNITED ARAB EMIRATES – 2.2%
890	NMC Health PLC	13,615

	UNITED KINGDOM – 9.9%
1,200	Abcam PLC	10,381
883	Essentra PLC	10,501
665	Halma PLC	8,679
1,590	Just Eat PLC*	8,932
640	Savills PLC	6,942
180	Spirax-Sarco Engineering PLC	8,993
215	Ted Baker PLC	7,492
		61,920
	UNITED STATES – 1.7%
3,300	Samsonite International S.A.	10,613

	TOTAL COMMON STOCKS (Cost $591,148)	608,687

	EXCHANGE-TRADED FUNDS – 3.0%
	UNITED STATES – 3.0%
600	iShares MSCI India Small-Cap ETF	18,799

	TOTAL EXCHANGE-TRADED FUNDS (Cost $17,698)	18,799

	SHORT-TERM INVESTMENTS – 2.6%
16,056	Fidelity Institutional Money Market Fund, 0.33%[2]	16,056

	TOTAL SHORT-TERM INVESTMENTS (Cost $16,056)	16,056

	TOTAL INVESTMENTS – 103.2% (Cost $624,902)	643,542
	Liabilities in Excess of Other Assets – (3.2)%	(19,776)

	TOTAL NET ASSETS – 100.0%	$623,766

PLC – Public Limited Company

*	Non-income producing security.
[1]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $7,587.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

WCM International Small Cap Growth Fund
SUMMARY OF INVESTMENTS
As of April 30, 2016

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Consumer Discretionary	21.8%
Health Care	16.9%
Industrials	15.6%
Consumer Staples	15.4%
Technology	10.5%
Communications	9.4%
Financials	8.0%
Total Common Stocks	97.6%
Exchange-Traded Funds
Materials	3.0%
Total Exchange-Traded Funds	3.0%
Short-Term Investments	2.6%
Total Investments	103.2%
Liabilities in Excess of Other Assets	(3.2)%
Total Net Assets	100.0%

 See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
As of April 30, 2016

	WCM Focused	WCM Focused
	International Growth Fund	Emerging Markets Fund
Assets:
Investments, at cost	$2,184,167,462	$16,213,498
Foreign currency, at cost	1,054,663	-
Investments, at value	$2,314,936,010	$16,691,980
Foreign currency, at value	1,054,663	-
Receivables:
Investment securities sold	23,524,569	-
Fund shares sold	4,192,116	-
Dividends and interest	5,175,505	3,417
Due from Advisor	-	20,437
Offering costs	-	-
Prepaid expenses	42,549	16,500
Total assets	2,348,925,412	16,732,334

Liabilities:
Payables:
Investment securities purchased	64,337,980	-
Fund shares redeemed	589,497	-
Advisory fees	1,547,417	-
Shareholder servicing fees (Note 7)	209,036	7,012
Distribution fees (Note 8)	12,522	1,121
Fund administration fees	160,503	7,937
Custody fees	66,502	6,772
Fund accounting fees	63,836	12,883
Transfer agent fees and expenses	55,070	8,246
Auditing fees	17,705	17,326
Chief Compliance Officer fees	2,438	1,726
Trustees' fees and expenses	242	86
Offering costs - Advisor	-	-
Non-U.S. Taxes	-	1,087
Accrued other expenses	113,500	7,997
Total liabilities	67,176,248	72,193

Net Assets	$2,281,749,164	$16,660,141

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited
number of shares authorized)	$2,145,669,612	$17,389,260
Accumulated net investment income (loss)	7,383,322	52,402
Accumulated net realized gain (loss) on investments and
foreign currency transactions	(2,159,586)	(1,255,637)
Net unrealized appreciation (depreciation) on:
Investments	130,768,548	473,819	*
Foreign currency translations	87,268	297
Net Assets	$2,281,749,164	$16,660,141

Maximum Offering Price per Share:
Investor Class:
Net assets applicable to shares outstanding	$63,618,751	$5,670,987
Shares of beneficial interest issued and outstanding	5,192,789	600,757
Net asset value, offering and redemption price per share	$12.25	$9.44

Institutional Class:
Net assets applicable to shares outstanding	$2,218,130,413	$10,989,154
Shares of beneficial interest issued and outstanding	180,491,915	1,159,885
Net asset value, offering and redemption price per share	$12.29	$9.47

*	Net of deferred non-U.S. taxes

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES - Continued
As of April 30, 2016

	WCM Focused	WCM International
	Global Growth Fund	Small Cap Growth Fund
Assets:
Investments, at cost	$1,118,746	$624,902
Foreign currency, at cost	-	-
Investments, at value	$1,121,020	$643,542
Foreign currency, at value	-	-
Receivables:
Investment securities sold	-	-
Fund shares sold	-	-
Dividends and interest	27,131	1,361
Due from Advisor	12,564	-
Offering costs	-	11,215
Prepaid expenses	26,931	15,940
Total assets	1,187,646	672,058

Liabilities:
Payables:
Investment securities purchased	-	-
Fund shares redeemed	391,012	-
Advisory fees	-	-
Shareholder servicing fees (Note 7)	1,708	367
Distribution fees (Note 8)	70	-
Fund administration fees	9,625	5,059
Custody fees	5,672	2,304
Fund accounting fees	14,785	5,473
Transfer agent fees and expenses	8,421	6,517
Auditing fees	17,584	17,500
Chief Compliance Officer fees	668	1,057
Trustees' fees and expenses	619	706
Offering costs - Advisor	-	4,989
Non-U.S. Taxes	-	-
Accrued other expenses	6,815	4,320
Total liabilities	456,979	48,292

Net Assets	$730,667	$623,766

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited
number of shares authorized)	$339,502	$617,449
Accumulated net investment income (loss)	59,075	(4,556)
Accumulated net realized gain (loss) on investments and
foreign currency transactions	329,161	(7,814)
Net unrealized appreciation (depreciation) on:
Investments	2,274	18,640
Foreign currency translations	655	47
Net Assets	$730,667	$623,766

Maximum Offering Price per Share:
Investor Class:
Net assets applicable to shares outstanding	$345,116	$-
Shares of beneficial interest issued and outstanding	26,963	-
Net asset value, offering and redemption price per share	$12.80	$-

Institutional Class:
Net assets applicable to shares outstanding	$385,551	$623,766
Shares of beneficial interest issued and outstanding	30,009	61,901
Net asset value, offering and redemption price per share	$12.85	$10.08

See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS
For the Year Ended April 30, 2016

	WCM Focused	WCM Focused
	International Growth Fund	Emerging Markets Fund
Investment Income:
Dividends (net of foreign withholding taxes of $3,265,934 and $16,138, respectively)	$26,080,267	$140,575
Interest	162,864	1,157
Total investment income	26,243,131	141,732

Expenses:
Advisory fees	13,297,236	134,632
Shareholder servicing fees (Note 7)	911,708	17,189
Fund administration fees	893,575	43,457
Custody fees	317,588	23,439
Fund accounting fees	229,358	51,144
Distribution fees (Note 8)	166,903	12,623
Transfer agent fees and expenses	158,069	31,634
Miscellaneous	156,902	6,233
Registration fees	118,363	32,524
Shareholder reporting fees	21,639	4,922
Legal fees	19,771	14,715
Auditing fees	17,501	17,826
Trustees' fees and expenses	11,949	5,917
Chief Compliance Officer fees	8,134	6,872
Insurance	3,301	858
Offering costs	-	-

Total expenses	16,331,997	403,985
Advisory fees waived	-	(134,632)
Other expenses absorbed	-	(234,864)
Net expenses	16,331,997	34,489
Net investment income (loss)	9,911,134	107,243

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain (loss) on:
Investments	1,143,125	(858,991)	[1]
In-kind redemption	-	-
Foreign currency transactions	(87,678)	(7,894)
Net realized gain (loss) on investments and foreign currency transactions	1,055,447	(866,885)
Net change in unrealized appreciation/depreciation on:
Investments	(22,469,863)	443,914	[2]
Foreign currency translations	80,906	203
Net change in unrealized appreciation/depreciation	(22,388,957)	444,117
Net realized and unrealized gain (loss) on investments and foreign currency	(21,333,510)	(422,768)

Net Increase (Decrease) in Net Assets from Operations	$(11,422,376)	$(315,525)

[1]	Net of non-U.S. deferred taxes $3,198.
[2]	Net of non-U.S. taxes $4,663.

See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS - Continued
For the Year Ended April 30, 2016

	WCM Focused	WCM International
	Global Growth Fund	Small Cap Growth Fund*
Investment Income:
Dividends (net of foreign withholding taxes of $20,130 and $304, respectively)	$233,321	$2,850
Interest	3,155	32
Total investment income	236,476	2,882

Expenses:
Advisory fees	200,639	2,473
Shareholder servicing fees (Note 7)	1,895	368
Fund administration fees	51,100	14,159
Custody fees	16,487	5,831
Fund accounting fees	51,946	14,294
Distribution fees (Note 8)	650	-
Transfer agent fees and expenses	32,087	9,686
Miscellaneous	9,854	2,670
Registration fees	33,121	10,339
Shareholder reporting fees	4,028	3,457
Legal fees	14,741	5,165
Auditing fees	17,584	17,500
Trustees' fees and expenses	6,417	2,423
Chief Compliance Officer fees	5,913	2,221
Insurance	3,740	204
Offering costs	-	7,989

Total expenses	450,202	98,779
Advisory fees waived	(200,639)	(2,473)
Other expenses absorbed	(86,453)	(92,843)
Net expenses	163,110	3,463
Net investment income (loss)	73,366	(581)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain (loss) on:
Investments	470,174	(7,814)
In-kind redemption	2,533,635	-
Foreign currency transactions	(275)	(1,526)
Net realized gain (loss) on investments and foreign currency transactions	3,003,534	(9,340)
Net change in unrealized appreciation/depreciation on:
Investments	(60,758)	18,640
Foreign currency translations	648	47
Net change in unrealized appreciation/depreciation	(60,110)	18,687
Net realized and unrealized gain (loss) on investments and foreign currency	2,943,424	9,347

Net Increase (Decrease) in Net Assets from Operations	$3,016,790	$8,766

*	WCM International Small Cap Growth Fund Commenced operations on November 30, 2015.

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	WCM Focused
	International Growth Fund

	For the	For the
	Year Ended	Year Ended
	April 30, 2016	April 30, 2015
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$9,911,134	$5,292,328
Net realized gain on investments and foreign currency transactions	1,055,447	9,493,794
Net change in unrealized appreciation/depreciation on investments
and foreign currency translations	(22,388,957)	69,713,856
Net increase (decrease) in net assets resulting from operations	(11,422,376)	84,499,978

Distributions to Shareholders:
From net investment income:
Investor class	(21,782)	(16,030)
Institutional class	(5,028,504)	(1,814,510)
From net realized gain:
Investor class	(546,691)	(194,493)
Institutional class	(13,986,586)	(2,419,347)
Total distributions to shareholders	(19,583,563)	(4,444,380)

Capital Transactions:
Net proceeds from shares sold:
Investor class	40,070,241	42,452,635
Institutional class	1,357,660,011	546,286,982
Reinvestment of distributions:
Investor class	567,941	210,192
Institutional class	17,703,270	4,010,678
Cost of shares redeemed:
Investor class[1]	(46,487,960)	(30,812,238)
Institutional class[2]	(206,450,983)	(110,570,779)
Net increase in net assets from capital transactions	1,163,062,520	451,577,470

Total increase in net assets	1,132,056,581	531,633,068

Net Assets:
Beginning of period	1,149,692,583	618,059,515
End of period	$2,281,749,164	$1,149,692,583

Accumulated net investment income	$7,383,322	$3,967,395

Capital Share Transactions:
Shares sold:
Investor class	3,289,192	3,631,466
Institutional class	112,111,618	45,486,641
Shares reinvested:
Investor class	46,783	18,198
Institutional class	1,454,665	346,345
Shares redeemed:
Investor class	(3,884,083)	(2,575,039)
Institutional class	(17,120,877)	(9,221,644)
Net increase in capital share transactions	95,897,298	37,685,967

[1]	Net of redemption fees of $9,581 and $515, respectively.
[2]	Net of redemption fees of $18,568 and $7,456 respectively.

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	WCM Focused
	Emerging Markets Fund

	For the Year Ended	For the Year Ended
	April 30, 2016	April 30, 2015
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$107,243	$(9,826)
Net realized loss on investments and foreign currency transactions	(866,885)	(405,419)
Net change in unrealized appreciation/depreciation on investments
and foreign currency translations	444,117	37,181
Net decrease in net assets resulting from operations	(315,525)	(378,064)

Distributions to Shareholders
From net investment income:
Investor class	(13,918)	-
Institutional class	(31,974)	-
From net realized gain:
Investor class	-	(50)
Institutional class	-	(59)
Total distributions	(45,892)	(109)

Capital Transactions:
Net proceeds from shares sold:
Investor class	1,113,138	5,856,240
Institutional class	4,172,013	7,807,423
Reinvestment of distributions:
Investor class	13,918	50
Institutional class	30,196	59
Cost of shares redeemed:
Investor class	(543,558)	(526,690)
Institutional class	(1,541,390)	(316,467)
Net increase in net assets from capital transactions	3,244,317	12,820,615

Total increase in net assets	2,882,900	12,442,442

Net Assets:
Beginning of period	13,777,241	1,334,799
End of period	$16,660,141	$13,777,241

Accumulated net investment income	$52,402	$-

Capital Share Transactions:
Shares sold:
Investor class	125,546	578,309
Institutional class	460,484	777,579
Shares reinvested:
Investor class	1,573	5
Institutional class	3,400	6
Shares redeemed:
Investor class	(60,050)	(55,786)
Institutional class	(168,122)	(32,132)
Net increase in capital share transactions	362,831	1,267,981

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	WCM Focused
	Global Growth Fund

	For the Year Ended	For the Year Ended
	April 30, 2016	April 30, 2015
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$73,366	$686
Net realized gain on investments and foreign currency transactions	3,003,534	17,561
Net change in unrealized appreciation/depreciation on investments
and foreign currency translations	(60,110)	46,623
Net increase in net assets resulting from operations	3,016,790	64,870

Distributions to Shareholders
From net investment income:
Institutional class	-	(506)
From net realized gain:
Investor class	(1,233)	(1,516)
Institutional class	(172,063)	(3,415)
Total distributions	(173,296)	(5,437)

Capital Transactions:
Net proceeds from shares sold:
Investor class	254,454	6,000
Institutional class	43,275,874	302,967
Reinvestment of distributions:
Investor class	1,233	1,516
Institutional class	172,063	3,921
Cost of shares redeemed:
Investor class[1]	(41,250)	(16,981)
Institutional class	(1,803,995)	-
In-kind redemption:
Institutional class (Note 6)	(44,503,605)	-
Net increase (decrease) in net assets from capital transactions	(2,645,226)	297,423

Total increase in net assets	198,268	356,856

Net Assets:
Beginning of period	532,399	175,543
End of period	$730,667	$532,399

Accumulated net investment income	$59,075	$682

Capital Share Transactions:
Shares sold:
Investor class	20,686	502
Institutional class	3,581,890	27,341
Shares reinvested:
Investor class	96	132
Institutional class	13,380	342
Shares redeemed:
Investor class	(3,524)	(1,444)
Institutional class	(141,482)	-
In-kind redemption:
Institutional class (Note 6)	(3,456,516)	-
Net increase in capital share transactions	14,584	26,873

[1]	Net of redemption fees of $47 and $0, respectively

See accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

WCM International
Small Cap Growth Fund

For the Period
November 30, 2015* through
April 30, 2016
Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(581)
Net realized loss on investments and foreign currency transactions	(9,340)
Net change in unrealized appreciation/depreciation on investments
and foreign currency translations	18,687
Net increase in net assets resulting from operations	8,766

Distributions to Shareholders
From net investment income:
Institutional class	(3,438)
Total distributions	(3,438)

Capital Transactions:
Net proceeds from shares sold:
Institutional class	615,000
Reinvestment of distributions:
Institutional class	3,438
Net increase in net assets from capital transactions	618,438

Total increase in net assets	623,766

Net Assets:
Beginning of period	-
End of period	$623,766

Accumulated net investment loss	$(4,556)

Capital Share Transactions:
Shares sold:
Institutional class	61,553
Shares reinvested:
Institutional class	348
Net increase in capital share transactions	61,901

*	Commencement of operations.

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

			WCM Focused International Growth Fund
			Investor Class

	For the Year Ended April 30, 2016		For the Year Ended April 30, 2015		For the Year Ended April 30, 2014		For the Year Ended April 30, 2013	For the Period August 31, 2011* through April 30, 2012
Net asset value, beginning of period	$12.76		$11.83		$10.84		$9.47	$9.29
Income from Investment Operations
Net investment income[1]	0.05		0.05		0.03		0.04	0.09
Net realized and unrealized gain (loss) on investments
and foreign currency	(0.45)		0.92		1.04		1.39	0.09
Total from investment operations	(0.40)		0.97		1.07		1.43	0.18

Less Distributions:
From net investment income	-	[2]	-	[2]	-	[2]	(0.03)	-
From net realized gain	(0.11)		(0.04)		(0.08)		(0.03)	-
Total distributions	(0.11)		(0.04)		(0.08)		(0.06)	-

Redemption fee proceeds[1]	-	[2]	-	[2]	-	[2]	-	-

Net asset value, end of period	$12.25		$12.76		$11.83		$10.84	$9.47

Total return[3]	(3.11)%		8.23%		9.90%		15.12%	1.94%	[4]

Ratios and Supplemental Data
Net assets, end of period (in thousands)	$63,619		$73,267		$55,199		$12,873	$451

Ratio of expenses to average net assets:
Before fees waived/recovered	1.28%		1.29%		1.33%		1.40%	1.75%	[5]
After fees waived/recovered	1.28%		1.29%		1.33%		1.45%	1.50%	[5]
Ratio of net investment income to average net assets:
Before fees waived/recovered	0.40%		0.38%		0.22%		0.44%	1.24%	[5]
After fees waived/recovered	0.40%		0.38%		0.22%		0.39%	1.49%	[5]

Portfolio turnover rate	26%		26%		36%		30%	27%	[4]

*	Commencement of operations.
[1]	Calculated based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower/higher had expenses not been waived or absorbed/recovered by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

			WCM Focused International Growth Fund
			Institutional Class

	For the Year Ended April 30, 2016		For the Year Ended April 30, 2015		For the Year Ended April 30, 2014		For the Year Ended April 30, 2013		For the Period May 31, 2011* through April 30, 2012

Net asset value, beginning of period	$12.81		$11.87		$10.88		$9.48		$10.00
Income from Investment Operations
Net investment income[1]	0.08		0.08		0.05		0.06		0.08
Net realized and unrealized gain (loss) on investments
and foreign currency	(0.45)		0.93		1.05		1.40		(0.60)
Total from investment operations	(0.37)		1.01		1.10		1.46		(0.52)

Less Distributions:
From net investment income	(0.04)		(0.03)		(0.03)		(0.03)		-
From net realized gain	(0.11)		(0.04)		(0.08)		(0.03)		-
Total distributions	(0.15)		(0.07)		(0.11)		(0.06)		-

Redemption fee proceeds[1]	-	[2]	-	[2]	-	[2]	-	[2]	-	[2]

Net asset value, end of period	$12.29		$12.81		$11.87		$10.88		$9.48

Total return[3]	(2.91)%		8.51%		10.16%		15.48%		(5.20)%	[4]

Ratios and Supplemental Data
Net assets, end of period (in thousands)	$2,218,130		$1,076,426		$562,861		$304,517		$144,404

Ratio of expenses to average net assets:
Before fees waived/recovered	1.03%		1.04%		1.08%		1.15%		1.44%	[5]
After fees waived/recovered	1.03%		1.04%		1.08%		1.20%		1.25%	[5]
Ratio of net investment income to average net assets:
Before fees waived/recovered	0.64%		0.63%		0.47%		0.69%		0.73%	[5]
After fees waived/recovered	0.64%		0.63%		0.47%		0.64%		0.92%	[5]

Portfolio turnover rate	26%		26%		36%		30%		27%	[4]

*	Commencement of operations.
[1]	Calculated based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower/higher had expenses not been waived or absorbed/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each Period.

	WCM Focused Emerging Markets Fund
	Investor Class

	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015		For the Period June 28, 2013* through April 30, 2014
Net asset value, beginning of period	$9.83	$10.26		$10.00
Income from Investment Operations
Net investment income (loss)[1]	0.07	(0.03)		(0.06)
Net realized and unrealized gain (loss) on investments
and foreign currency	(0.43)	(0.40)		0.32
Total from investment operations	(0.36)	(0.43)		0.26

Less Distributions:
From net investment income	(0.03)	-		-
From net realized gain	-	-	[2]	-
Total distributions	(0.03)	-		-

Net asset value, end of period	$9.44	$9.83		$10.26

Total return[3]	(3.69)%	(4.19)%		2.60%	[4]

Ratios and Supplemental Data
Net assets, end of period (in thousands)	$5,671	$5,245		$114

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	3.16%	4.74%		34.74%	[5]
After fees waived and expenses absorbed	0.29%	1.65%		1.65%	[5]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(2.10)%	(3.37)%		(33.77)%	[5]
After fees waived and expenses absorbed	0.77%	(0.28)%		(0.68)%	[5]
Portfolio turnover rate	49%	37%		19%	[4]

*	Commencement of operations.
[1]	Calculated based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each Period.

	WCM Focused Emerging Markets Fund
	Institutional Class

	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015		For the Period June 28, 2013* through April 30, 2014
Net asset value, beginning of period	$9.87	$10.28		$10.00
Income from Investment Operations
Net investment income (loss)[1]	0.07	-	[2]	(0.04)
Net realized and unrealized gain (loss) on investments
and foreign currency	(0.43)	(0.41)		0.32
Total from investment operations	(0.36)	(0.41)		0.28

Less Distributions:
From net investment income	(0.04)	-		-
From net realized gain	-	-	[2]	-
Total distributions	(0.04)	-		-

Net asset value, end of period	$9.47	$9.87		$10.28

Total return[3]	(3.65)%	(3.99)%		2.80%	[4]

Ratios and Supplemental Data
Net assets, end of period (in thousands)	$10,989	$8,532		$1,220

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.91%	4.49%		34.49%	[5]
After fees waived and expenses absorbed	0.24%	1.40%		1.40%	[5]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(1.85)%	(3.12)%		(33.52)%	[5]
After fees waived and expenses absorbed	0.82%	(0.03)%		(0.43)%	[5]
Portfolio turnover rate	49%	37%		19%	[4]

*	Commencement of operations.
[1]	Calculated based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

	WCM Focused Global Growth Fund
	Investor Class

	For the Year Ended April 30, 2016		For the Year Ended April 30, 2015	For the Period June 28, 2013* through April 30, 2014
Net asset value, beginning of period	$12.54		$11.31	$10.00
Income from Investment Operations
Net investment income [1]	0.02		0.01	-	[2]
Net realized and unrealized gain on investments
and foreign currency	0.29		1.37	1.30
Total from investment operations	0.31		1.38	1.30

Less Distributions:
From net realized gain	(0.05)		(0.15)	-

Redemption fee proceeds[1]	-	[2]	-	0.01

Net asset value, end of period	$12.80		$12.54	$11.31

Total return[3]	2.45%		12.33%	13.10%	[4]

Ratios and Supplemental Data
Net assets, end of period (in thousands)	$345		$122	$119

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.28%		64.67%	119.39%	[5]
After fees waived and expenses absorbed	0.83%		1.50%	1.50%	[5]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(1.28)%		(63.12)%	(117.84)%	[5]
After fees waived and expenses absorbed	0.17%		0.05%	0.05%	[5]
Portfolio turnover rate	233%		42%	97%	[4]

*	Commencement of operations.
[1]	Calculated based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

	WCM Focused Global Growth Fund
	Institutional Class

	For the Year Ended April 30, 2016	For the Year Ended April 30, 2015	For the Period June 28, 2013* through April 30, 2014
Net asset value, beginning of period	$12.57	$11.33	$10.00
Income from Investment Operations
Net investment income[1]	0.04	0.10	0.03
Net realized and unrealized gain on investments
and foreign currency	0.29	1.31	1.30
Total from investment operations	0.33	1.41	1.33

Less Distributions:
From net investment income	-	(0.02)	-
From net realized gain	(0.05)	(0.15)	-
Total distributions	(0.05)	(0.17)	-

Net asset value, end of period	$12.85	$12.57	$11.33

Total return[2]	2.69%	12.53%	13.30%	[3]

Ratios and Supplemental Data
Net assets, end of period (in thousands)	$386	$411	$57

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.90%	64.42%	119.14%	[4]
After fees waived and expenses absorbed	0.69%	1.25%	1.25%	[4]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.90)%	(62.87)%	(117.59)%	[4]
After fees waived and expenses absorbed	0.31%	0.30%	0.30%	[4]
Portfolio turnover rate	233%	42%	97%	[3]

*	Commencement of operations.
[1]	Calculated based on average shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout the period.

	WCM International
	Small Cap Growth Fund

	For the Period November 30, 2015* through April 30, 2016
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment loss[1]	(0.01)
Net realized and unrealized gain on investments
and foreign currency	0.15
Total from investment operations	0.14

Less Distributions:
From net investment income	(0.06)
Total distributions	(0.06)

Net asset value, end of period	$10.08

Total return[2]	1.39%	[3]

Ratios and Supplemental Data
Net assets, end of period (in thousands)	$624

Ratio of expenses to average net assets:
Before fees waived/absorbed	39.92%	[4]
After fees waived/absorbed	1.40%	[4]
Ratio of net investment loss to average net assets:
Before fees waived/absorbed	(38.75)%	[4]
After fees waived/absorbed	(0.23)%	[4]

Portfolio turnover rate	18%	[3]

*	Commencement of operations.
[1]	Calculated based on average shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

WCM Funds
NOTES TO FINANCIAL STATEMENTS
April 30, 2016

Note 1 – Organization
WCM Focused International Growth Fund (the ‘‘International Growth” or “International Growth Fund”), WCM Focused Emerging Markets Fund (“Emerging Markets” or “Emerging Markets Fund”), WCM Focused Global Growth Fund (“Global Growth” or “Global Growth Fund”) and WCM International Small Cap Growth Fund (the ‘‘International Small Cap Growth”) (each a “Fund” and collectively the ‘‘Funds’’) are organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The International Growth Fund’s primary investment objective is to provide long-term capital appreciation. The Fund offers two classes of shares, Investor Class and Institutional Class. The International Growth Fund commenced investment operations on May 31, 2011 with the Institutional Class shares. The Investor Class shares commenced operations on August 31, 2011.

The Emerging Markets Fund’s primary investment objective is to provide long-term capital appreciation. The Fund offers two classes of shares, Investor Class and Institutional Class. The Emerging Markets Fund commenced investment operations on June 28, 2013.

The Global Growth Fund’s primary investment objective is to provide long-term capital appreciation. The Fund offers two classes of shares, Investor Class and Institutional Class. The Global Growth Fund commenced investment operations on June 28, 2013.

The International Small Cap Growth Fund’s primary investment objective is to provide long-term capital appreciation. The Fund offers one class of shares, Institutional Class. The International Small Cap Growth Fund commenced investment operations on November 30, 2015.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments
The Funds value equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at the bid price obtained from at least one broker-dealer or at prices for securities of comparable maturity, quality and type. All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

WCM Funds
NOTES TO FINANCIAL STATEMENTS - Continued
April 30, 2016

A Fund’s assets are valued at their fair market value. If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

In accordance with the Funds’ pricing policies and procedures approved by the Board of Trustees an independent pricing service may be utilized to provide fair value pricing to securities traded on exchanges outside the United States in certain situations. The trading hours for most non-U.S. securities end prior to the close of the NYSE, the time that the Fund’s net asset value per share (“NAV”) is calculated. The occurrence of certain events after the close of non-U.S. markets, but prior to the close of the NYSE (such as a significant surge or decline in the U.S. market) may result in an adjustment to the trading prices of non-U.S. securities when non-U.S. markets open on the following business day. If such events occur, the Funds may value non-U.S. securities at fair value, taking into account such events, when the NAV is calculated.

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

The International Small Cap Growth Fund incurred offering costs of approximately $19,205, which are being amortized over a one-year period from November 30, 2015 (commencement of operations).

(c) Foreign Currency Translation
The Funds’ records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when the Funds’ NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Funds do not isolate that portion of their net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

WCM Funds
NOTES TO FINANCIAL STATEMENTS - Continued
April 30, 2016

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(d) Federal Income Taxes
The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open years ended April 30, 2013-2015 for the International Growth and open year ended April 30, 2014 for the Emerging Markets and Global Growth and as of and during the year ended April 30, 2016, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which they are reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e) Distributions to Shareholders
The Funds will make distributions of net investment income and net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. Certain funds may utilize earnings and profits on redemption of shares as part of the dividends paid deduction.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with WCM Investment Management (the “Advisor”). Under the terms of the Agreement, the International Growth Fund, Emerging Markets Fund, Global Growth Fund and International Small Cap Growth Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.85%, 1.00%, 0.85% and 1.00%, respectively, of the Funds’ average daily net assets. The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.50% and 1.25% of average daily net assets of the International Growth Fund’s Investor Class and Institutional Class shares, respectively until August 31, 2025, and it may be terminated before that date only by the Trust’s Board of Trustees. The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.50% and 1.25% of average daily net assets of the Global Growth Fund’s Investor Class and Institutional Class shares, respectively until August 31, 2025, and it may be terminated before that date only by the Trust’s Board of Trustees. The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.65% and 1.40% of average daily net assets of the Emerging Markets Fund’s Investor Class and Institutional Class shares, respectively until August 31, 2025, and it may be terminated before that date only by the Trust’s Board of Trustees. The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.40% of the average daily net assets of the International Small Cap Growth Fund’s Institutional Class Shares. This agreement is in effect until October 1, 2016 and it may be terminated before that date only by the Trust’s Board of Trustees.

WCM Funds
NOTES TO FINANCIAL STATEMENTS - Continued
April 30, 2016

In addition to its contractual expense limitation, the Advisor has voluntarily agreed to waive all of its fees and pay all of the operating expenses (excluding, as applicable, taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) of the Emerging Markets Fund from July 1, 2015, through April 30, 2017 and the Global Growth Fund from July 1, 2015, through October 4, 2015 and May 1, 2016, through April 30, 2017. The Advisor will not seek recoupment of any advisory fees it waived or Fund expenses it paid during such period. Subsequently, the Advisor revised the voluntary expense limitation with respect to the Global Growth Fund. Effective October 5, 2015 through April 30, 2016, the Advisor agreed to voluntarily waive its fees and/or to reimburse the Global Growth Fund to ensure that the total annual fund operating expenses (excluding, as applicable, taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 0.95% and 0.70% of the average daily net assets of the Fund’s Investor Class and Institutional Class shares, respectively. The Advisor will not seek recoupment of any advisory fees it waived or Fund expenses it paid during such period.

For the year ended April 30, 2016, the Advisor waived its advisory fees and absorbed other expenses totaling $369,496 and $287,092 for the Emerging Markets Fund and Global Growth Fund, respectively. The Advisor may recover from the Funds fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived. The Advisor has voluntarily agreed not to seek recoupment of advisory fees waived of Fund expenses paid from the Emerging Markets Fund and Global Growth Fund during the period July 1, 2015, through June 30, 2016. For the period May 1, 2015, though June 30, 2015 the Advisor may recoup its advisory fees waived and absorbed other expenses totaling $45,692 and $34,665 for the Emerging Markets Fund and Global Growth Fund, respectively. The Advisor is permitted to seek reimbursement from the Funds for a period ending three full fiscal years following the fiscal year in which such reimbursements occurred. At April 30, 2016, the amount of these potentially recoverable expenses was $493,140, $426,991 and $95,316 for the Emerging Markets Fund, Global Growth Fund and International Small Cap Growth fund, respectively. The Advisor may recapture all or a portion of these amounts no later than April 30, of the years stated below:

WCM Funds
NOTES TO FINANCIAL STATEMENTS - Continued
April 30, 2016

	Emerging Markets Fund	Global Growth Fund	International Small Cap Growth Fund
2017	$188,449	$183,408	$-
2018	258,999	208,918	-
2019	45,692	34,665	95,316
Total	$493,140	$426,991	$95,316

IMST Distributors, LLC serves as the Funds’ distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Funds’ custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds do not compensate trustees and officers affiliated with the Funds’ co-administrators. For the year ended April 30, 2016, the Funds’ allocated fees incurred to Trustees who are not affiliated with the Funds’ co-administrators are reported on the Statements of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Funds’ allocated fees incurred for CCO services for the year ended April 30, 2016, are reported on the Statements of Operations.

Note 4 – Federal Income Taxes
At April 30, 2016, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

	International Growth Fund	Emerging Markets Fund	Global Growth Fund	International Small Cap Growth Fund
Cost of investments	$2,184,295,913	$16,323,173	$1,119,448	$625,206

Gross unrealized appreciation	$196,086,197	$1,551,932	$26,896	$44,955
Gross unrealized depreciation	(65,446,100)	(1,183,125)	(25,324)	(26,619)
Net unrealized appreciation (depreciation) on investments	$130,640,097	$368,807	$1,572	$18,336

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

WCM Funds
NOTES TO FINANCIAL STATEMENTS - Continued
April 30, 2016

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on the net assets or net asset value per share. For the year ended April 30, 2016, permanent differences in book and tax accounting have been reclassified to paid-in-capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
	Paid in Capital	Undistributed Accumulated Net Investment Income/Loss	Accumulated Undistributed Net Realized Gain/Loss
International Growth Fund	$501,893	$(1,444,921)	$943,028
Emerging Markets Fund	$-	$(8,949)	$8,949
Global Growth Fund	$2,532,889	$(14,973)	$(2,517,916)
International Small Cap Growth Fund	$(989)	$(537)	$1,526

As of April 30, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	International Growth Fund	Emerging Markets Fund	Global Growth Fund	International Small Cap Growth Fund
Undistributed ordinary income	$7,369,753	$52,402	$369,480	$-
Undistributed long-term capital gains	-	-	19,458	-
Tax accumulated earnings	7,369,753	52,402	388,938	-

Accumulated capital and other losses	(2,031,135)	(1,150,629)	-	(12,066)
Unrealized appreciation (depreciation) on foreign currency	100,837	301	655	47
Unrealized appreciation (depreciation) on investments	130,640,097	368,807	1,572	18,336
Total accumulated earnings (deficit)	$136,079,552	$(729,119)	$391,165	$6,317

WCM Funds
NOTES TO FINANCIAL STATEMENTS - Continued
April 30, 2016

The tax character of the distributions paid during the fiscal years ended April 30, 2016 and April 30, 2015, for the International Growth Fund, Emerging Markets, Global Growth and Small Cap Growth were as follows:

	International Growth Fund		Emerging Markets Fund
Distributions paid from:	2016	2015	2016	2015
Ordinary Income	$5,050,286	$2,412,191	$45,892	$109
Net long-term capital gains	14,533,277	2,032,189	-	-
Total distributions paid	$19,583,563	$4,444,380	$45,892	$109

	Global Growth Fund		International Small Cap Growth Fund
Distributions paid from:	2016	2015	2016	2015
Ordinary Income	$120,763	$5,217	$3,438	$-
Net long-term capital gains	52,533	220	-	-
Total distributions paid	$173,296	$5,437	$3,438	$-

At April 30, 2016, the Funds had accumulated capital loss carryforwards as follows:

				International
	International	Emerging	Global	Small Cap
	Growth	Markets	Growth	Growth

Not subject to expiration
Short-term	$-	$664,680	$-	$7,814
Long-term	-	485,949	-	-
Total	$-	$1,150,629	$-	$7,814

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

As of April 30, 2016, International Small Cap Growth Fund had $4,252 of qualified late-year ordinary losses, which are deferred until fiscal year 2017 for tax purposes.

As of April 30, 2016, the International Growth Fund had $2,031,135 of post-October losses, which are deferred until fiscal year 2017 for tax purposes. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund's next taxable year.

Note 5 – Redemption Fee
The Funds may impose a redemption fee of 1.00% of the total redemption amount on all shares redeemed within 30 days of purchase. For the year ended April 30, 2016, the International Growth Fund, Emerging Markets Fund, Global Growth Fund, and International Small Cap Growth Fund received $28,149, $0, $47 and $0, respectively, in redemption fees.

WCM Funds
NOTES TO FINANCIAL STATEMENTS - Continued
April 30, 2016

Note 6 – Investment Transactions
For the year ended April 30, 2016 the International Growth Fund, Emerging Markets Fund, Global Growth Fund, and International Small Cap Growth Fund purchases and sales of investments, excluding short-term investments, futures contracts, options contracts and securities sold short, were as follows:

	Purchases	Sales
International Growth Fund	$1,487,090,468	$388,149,948
Emerging Markets Fund	9,983,070	6,436,455
Global Growth Fund	47,768,499	50,550,575
International Small Cap Growth Fund	709,183	92,523

In accordance with the Funds’ registration statement, the Funds may pay all or a portion of a shareholder’s redemption proceeds in liquid securities (from the Fund’s portfolio) with a market value equal to the redemption amount (an in-kind redemption) in lieu of cash. An in-kind redemption is allowed by the Funds’ registration statement in order to protect the interests of the Funds’ remaining shareholders. On April 1, 2016 and April 29, 2016, the Global Growth Fund had an in-kind redemption, whereby 2,897,019 and 559,497 shares were redeemed from the Fund. The Fund delivered investment securities with a fair value of $37,315,630 and $7,187,975 to this shareholder in lieu of cash. The fair market value of the investment securities delivered in this transaction are included in the Statements of Changes.

Note 7 – Shareholder Servicing Plan
The Trust, on behalf of each Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of each Fund’s average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended April 30, 2016, for the International Growth Fund, Emerging Markets Fund, Global Growth Fund and International Small Cap Growth, shareholder servicing fees incurred are disclosed on the Statements of Operations.

Note 8 – Distribution Plan
The Trust, on behalf of each Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, which allows each Fund to pay distribution fees for the sale and distribution of its Investor Class shares. The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of each Fund’s average daily net assets attributable to Investor Class shares, payable to IMST Distributors, LLC. The Institutional Class shares do not pay any distribution fees.

For the year ended April 30, 2016, for the International Growth Fund, Emerging Markets Fund and Global Growth Fund, distribution fees incurred by each Fund’s Investor Class shares are disclosed on the Statements of Operations.

Note 9 – Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

WCM Funds
NOTES TO FINANCIAL STATEMENTS - Continued
April 30, 2016

Note 10 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Funds’ investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

WCM Funds
NOTES TO FINANCIAL STATEMENTS - Continued
April 30, 2016

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of April 30, 2016, in valuing the Funds’ assets carried at fair value:

International Growth Fund	Level 1	Level 2	Level 3*	Total
Investments
Common Stocks
Australia	$-	$100,438,571	$-	$100,438,571
Bermuda	45,140,873	-	-	45,140,873
Canada	150,991,552	-	-	150,991,552
China	71,372,431	81,962,228	-	153,334,659
Denmark	98,429,181	208,879,055	-	307,308,236
France	-	90,396,109	-	90,396,109
India	68,725,209	-	-	68,725,209
Ireland	112,532,847	68,577,492	-	181,110,339
Japan	-	160,316,150	-	160,316,150
Mexico	41,238,873	-	-	41,238,873
Netherlands	88,824,956	-	-	88,824,956
Russia	52,102,516	-	-	52,102,516
South Africa	-	29,986,974	-	29,986,974
Spain	-	33,520,901	-	33,520,901
Switzerland	97,873,655	184,737,208	-	282,610,863
Taiwan	103,743,394	-	-	103,743,394
United Kingdom	62,553,811	188,295,293	-	250,849,104
Short-Term Investments	174,296,731	-	-	174,296,731
Total Investments	$1,167,826,029	$1,147,109,981	$-	$2,314,936,010

*	The Fund did not hold any Level 3 securities at period end.

WCM Funds
NOTES TO FINANCIAL STATEMENTS - Continued
April 30, 2016

Emerging Markets Fund	Level 1	Level 2	Level 3*	Total
Investments
Common Stocks
Argentina	$741,222	$-	$-	$741,222
Brazil	1,266,846	-	-	1,266,846
China	1,332,019	1,004,351	-	2,336,370
India	651,962	792,737	-	1,444,699
Indonesia	-	1,064,710	-	1,064,710
Luxembourg	159,882	-	-	159,882
Malaysia	324,272	-	-	324,272
Mexico	1,970,988	-	-	1,970,988
Philippines	-	614,293	-	614,293
Poland	-	867,901	-	867,901
Russia	796,344	-	-	796,344
South Africa	-	761,324	-	761,324
South Korea	-	839,899	-	839,899
Switzerland	236,732	-	-	236,732
Taiwan	804,183	275,117	-	1,079,300
Turkey	-	477,427	-	477,427
United States	1,350,700	-	-	1,350,700
Short-Term Investments	359,071	-	-	359,071
Total Investments	$9,994,221	$6,697,759	$-	$16,691,980

*	The Fund did not hold any Level 3 securities at period end.

Global Growth Fund	Level 1	Level 2	Level 3*	Total
Investments
Common Stocks
Argentina	$26,851	$-	$-	$26,851
Canada	22,716	-	-	22,716
China	20,497	49,453	-	69,950
Denmark	24,268	23,022	-	47,290
Netherlands	23,658	-	-	23,658
Switzerland	21,097	40,818	-	61,915
Taiwan	23,873	-	-	23,873
United Kingdom	15,693	30,200	-	45,893
United States	368,707	-	-	368,707
Short-Term Investments	430,167	-	-	430,167
Total Investments	$977,527	$143,493	$-	$1,121,020

*	The Fund did not hold any Level 3 securities at period end.

WCM Funds
NOTES TO FINANCIAL STATEMENTS - Continued
April 30, 2016

International Small Cap Growth Fund	Level 1	Level 2	Level 3*	Total
Investments
Common Stocks
Argentina	$8,742	$-	$-	$8,742
Australia	-	50,737	-	50,737
Belgium	-	10,516	-	10,516
Brazil	16,928	-	-	16,928
Canada	15,429	-	-	15,429
China	12,285	36,395	-	48,680
Denmark	-	20,043	-	20,043
Germany	-	54,530	-	54,530
Ireland	11,151	10,026	-	21,177
Italy	-	10,761		10,761
Japan	-	107,088	-	107,088
Malaysia	-	22,335	-	22,335
Mexico	11,985	-	-	11,985
Netherlands	10,276	-	-	10,276
South Africa	-	7,310	-	7,310
South Korea	-	25,693	-	25,693
Sweden	-	32,497	-	32,497
Switzerland	9,943	20,322	-	30,265
Taiwan	-	17,547	-	17,547
United Arab Emirates	13,615	-	-	13,615
United Kingdom	7,492	54,428	-	61,920
United States	-	10,613	-	10,613
Exchange-Traded Funds
United States	18,799	-	-	18,799
Short-Term Investments	16,056	-	-	16,056
Total Investments	$152,701	$490,841	$-	$643,542

*	The Fund did not hold any Level 3 securities at period end.

WCM Funds
NOTES TO FINANCIAL STATEMENTS - Continued
April 30, 2016

Transfers are recognized at the end of the reporting period. The following is a reconciliation of transfers between Levels for the International Growth Fund, Emerging Markets Fund, Global Growth Fund, and International Small Cap Growth Fund from April 30, 2015 to April 30, 2016, represented by recognizing the April 30, 2016 market value of securities:

	International Growth Fund	Emerging Markets Fund	Global Growth Fund	International Small Cap Growth Fund
Transfers into Level 1	$-	$-	$-	$-
Transfers out of Level 1	-	(300,256)	-	-
Net transfers in (out) of Level 1	$-	$(300,256)	$-	$-

Transfers into Level 2	$-	$300,256	$-	$-
Transfers out of Level 2	-	-	-	-
Net transfers in (out) of Level 2	$-	$300,256	$-	$-

Note 11 – Derivative and Hedging Disclosure
Derivatives and Hedging requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effects on the Funds’ financial position, performance and cash flows.

The Funds’ policies permit the Funds to enter into forward contracts principally to hedge either specific transactions or portfolio positions in an attempt to minimize currency value fluctuations. Forward contracts involve an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days, agreed upon by the parties, from the date of the contract, at a price set at the time of the contract. The forward contracts were bought or sold to protect the Funds, to some degree, from a possible loss resulting from an adverse change in the relationship between foreign currencies and the United States dollar (“US$”). Although such contracts may minimize the risk of loss due to a decline in value of the hedged currency, the contracts may limit any potential gain that may result from currency increases.

The risks to the Funds of entering into forward contracts include currency risks, such as fluctuations in the value of foreign currencies and the performance of foreign currencies relative to the US$; exchange control regulations; and costs incurred in connection with conversions between various currencies (fees may also be incurred when converting foreign investments to US$). As a result, the relative strength of the US$ may be an important factor in the performance of the Funds. For the year ended April 30, 2016, the Funds did not enter into any forward contracts.

Note 12 – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures
Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures requires an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Note 13 – Recently Issued Accounting Pronouncements
In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2015-07 Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent). The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share (“NAV”) practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

WCM Funds
NOTES TO FINANCIAL STATEMENTS - Continued
April 30, 2016

Note 14 – Events Subsequent to the Fiscal Period End
The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust and
Shareholders of WCM Funds

We have audited the accompanying statements of assets and liabilities of the WCM Focused International Growth Fund, WCM Focused Emerging Markets Fund, WCM Focused Global Growth Fund, and WCM International Small Cap Growth Fund (the “Funds”), each a series of Investment Managers Series Trust, including the schedules of investments, as of April 30, 2016, and with respect to the WCM Focused International Growth Fund the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period August 31, 2011 (commencement of operations) to April 30, 2012, with respect to the WCM Focused Emerging Markets Fund and WCM Focused Global Growth Fund, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the two years in the period then ended and for the period June 28, 2013 (commencement of operations) to April 30, 2014, with respect to WCM International Small Cap Growth Fund the related statement of operations, the statement of changes, and financial highlights for the period November 30, 2015 (commencement of operations) to April 30, 2016. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal controls over financial reporting. Our audits included consideration of internal controls over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal controls over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from broker were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Funds as of April 30, 2016, the results of their operations, the changes in their net assets and their financial highlights for the periods referred to above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
June 29, 2016

WCM Funds
SUPPLEMENTAL INFORMATION (Unaudited)

For Federal income tax purposes, the International Growth Fund and the Global Growth Fund designates long-term capital gain dividends of $14,533,277 and $52,533, respectively, or amounts determined to be necessary, for the year ended April 30, 2016.

For the period ended April 30, 2016, 100%, 100%, 47.98%, and 84.61% of dividends paid from net investment income, including short-term capital gains from the International Growth Fund, Emerging Markets Fund, Global Growth Fund, and the International Small Cap Growth Fund, respectively, are designated as qualified dividend income.

For the period ended April 30, 2016, 0%, 13.63%, 16.80%, and 0.52% of the dividends paid from net investment income, including short-term capital gains from the International Growth Fund, Emerging Markets Fund, Global Growth Fund, and International Small Cap Growth Fund, respectively, are designated as dividends received deduction available to corporate shareholders.
Pursant to Section 853 of the Internal Revenue Code of 1986, the International Growth Fund designates $11,056,904 of income derived from foreign sources and $2,763,618 of foreign taxes paid or the amounts deemed necessary, for the year ended April 30, 2016.

Of the ordinary income (including short-term capital gain) distributions made during the year ended April 30, 2016 the proportionate share of income derived from foreign sources and foreign taxes paid attributable to one share of stock is:
	Foreign Source Income	Foreign Taxes Paid
International Growth Fund	$0.0595	$0.0149

Trustees and Officers Information
Additional information about the Trustees is included in the Funds’ Statement of Additional Information which is available, without charge, upon request by calling (888) 988-9801. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 - present). Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	80	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 - present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 - 2015).	80	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).

WCM Funds
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 - 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 - 2006). Senior Vice President, Oppenheimer Management Company (1983 - 1996). Chairman, NICSA, an investment management trade association (1993 - 1996).	80	None.
Interested Trustees:
John P. Zader [a]‡ (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	80	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios).
Eric M. Banhazl b† (born 1957) Trustee	Since January 2008	Chairman (2016 - present), and President (2006 - 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (December 2007 - March 2016).	80	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios).
Officers of the Trust
Maureen Quill [a] (born 1963) Chief Executive Officer and President	Since June 2014
Chief Operating Officer (June 2014 - present), and Executive Vice President, UMB Fund Services, Inc. (January 2007 - June 2014). Vice President, Investment Managers Series Trust (December 2013 - June 2014).
			N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC.	N/A	N/A

WCM Funds
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Joy Ausili [b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016
Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC. Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 - March 2016).

			N/A	N/A
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 - present). Managing Director and Senior Counsel (2010 - 2015), BNY Mellon Investment Servicing (US) Inc.	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 - present). Managing Director, Cipperman Compliance Services (2010 - September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 - 2010). Vice President - Compliance, Morgan Stanley Investment Management (2000 - 2009).
			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam, and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 39 Stafford Square, Boyertown, Pennsylvania 19512.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position as an officer of the Trust.
‡	Mr. Zader is being treated as an “interested person” of the Trust until July 1, 2016, by reason of his former position with UMB Fund Services, Inc.

WCM Focused International Growth Fund, WCM Focused Emerging Markets Fund, WCM Focused Global Growth Fund,
and WCM International Small Cap Growth Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of Investment Advisory Agreement
At an in-person meeting held on October 13, 2015, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and WCM Investment Management (the “Investment Advisor”) with respect to the WCM International Small Cap Growth Fund (the “International Small Cap Fund”) series of the Trust for an initial two-year term.

In addition, at an in-person meeting held on December 8-10, 2015, the Board and the Independent Trustees reviewed and unanimously approved the renewal of the Advisory Agreement with respect to the following series of the Trust for an additional one-year term: the WCM Focused Emerging Markets Fund (the “Emerging Markets Fund”), the WCM Focused Global Growth Fund (the “Global Growth Fund”), and the WCM Focused International Growth Fund (the “International Growth Fund”).

In each case, in approving the Advisory Agreement, the Board, including the Independent Trustees, determined that such approval is in the best interests of the applicable Fund and its shareholders.

WCM International Small Cap Growth Fund

Background
In advance of the October meeting, the Board received information about the International Small Cap Fund and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration, LLC (“MFAC”) and UMB Fund Services, Inc. (“UMB”), the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the organization and financial condition of the Investment Advisor; information regarding the background, experience and compensation structure of relevant personnel who would be providing services to the Fund; information regarding the performance of the only account managed by the Investment Advisor using its Small Cap International Growth strategy (the “Account”), which commenced December 31, 2014; and reports comparing the proposed investment advisory fees and total expenses of the Fund to those of a group of comparable funds (the “Peer Group”) selected by Morningstar, Inc. (“Morningstar”), and the relevant fund universe selected by Morningstar (the “Fund Universe”). The Board also received a memorandum from the independent legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed approval or renewal of the Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of the Investment Advisor were present during the Board’s consideration of the Advisory Agreement.

In approving the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services
The Board considered information included in the meeting materials regarding the performance of the Account. The materials they reviewed indicated that the return of the Account (gross of fees) was higher than the return of the MSCI All Country ex USA Small Cap Index for the year-to-date period ended August 31, 2015.

WCM Focused International Growth Fund, WCM Focused Emerging Markets Fund, WCM Focused Global Growth Fund,
and WCM International Small Cap Growth Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

The Board noted that the Investment Advisor serves as the investment advisor for three other series of the Trust, and considered the services to be provided by the Investment Advisor to the International Small Cap Fund. The Board also considered the qualifications, experience and responsibilities of the personnel of the Investment Advisor who would be involved in the activities of the Fund. In addition the Board considered the overall quality of the organization and operations, and the compliance structure and compliance procedures, of the Investment Advisor.

The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the Investment Advisor would have the capabilities, resources and personnel necessary to manage the International Small Cap Fund and would provide the Fund with a reasonable potential for good investment results.

Advisory Fees and Expense Ratios
With respect to the advisory fees and expenses proposed to be paid by the International Small Cap Fund, the meeting materials indicated that the proposed advisory fee (gross of fee waivers) was the same as the median advisory fee of the funds in its Peer Group and the Foreign Small/Mid Growth Fund Universe. The Trustees noted that the proposed advisory fee for the Fund was the same as the advisory fee the Investment Advisor charges to manage the Emerging Markets Fund and 0.15% higher than the advisory fee the Investment Advisor charges to manage the Global Growth Fund and International Growth Fund. The Trustees noted, however, that it is generally more difficult to manage small cap portfolios than all cap or large cap portfolios and that the advisory fees of small cap funds are generally higher than those of all cap and large cap funds. The Trustees also noted that the Fund’s proposed advisory fee was lower than the standard fee the Investment Advisor charges to manage separate accounts for clients using the Fund’s strategies.

The meeting materials indicated that the Fund’s proposed total expenses (net of fee waivers) were above the Peer Group median by 0.10% and the Fund Universe median by 0.21%. The Board noted, however, the Investment Advisor’s observations that the total expenses were within the range of expenses of funds in the Peer Group, that the Fund was distinguishable from many funds in its Peer Group due to its proposed concentrated approach and low turnover, and that the median expenses of funds with similar strategies to those of the Fund selected by the Investment Advisor was only 0.05% lower than the Fund’s total expenses. The Board also noted that the estimated average net assets of the Fund in its first year of operations were significantly lower than the average net assets of funds in the Fund Universe.

The Board and the Independent Trustees concluded that the proposed compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the services proposed to be provided by the Investment Advisor to the International Small Cap Fund.

Profitability and Economies of Scale
The Board also considered information relating to the Investment Advisor’s estimated costs and profits with respect to the International Small Cap Fund in its first year of operations taking into account estimated assets of $10 million. The Board noted that in addition to waiving its entire advisory fee the Investment Advisor anticipated subsidizing certain operating expenses of the Fund and did not expect to realize a profit with respect to the Fund in the first year.

The Board also considered the potential benefits received by the Investment Advisor as a result of its relationship with the International Small Cap Fund other than investment advisory fees paid to the Investment Advisor, including research made available to it by broker-dealers providing execution services to the Fund, and the intangible benefits of its association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance. They also noted that although the Advisory Agreement does not provide for fee breakpoints, during the International Small Cap Fund’s startup period the Fund’s asset levels would likely be too low to achieve significant economies of scale and that any such economies would be considered in the future as the Fund’s assets grow.

WCM Focused International Growth Fund, WCM Focused Emerging Markets Fund, WCM Focused Global Growth Fund,
and WCM International Small Cap Growth Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Conclusions
Based on these and other factors, the Board and the Independent Trustees concluded that approval of the Advisory Agreement with respect to the International Small Cap Fund is in the best interests of the Fund and its shareholders and, accordingly approved the Advisory Agreement.

WCM Focused Emerging Markets Fund, WCM Focused Global Growth Fund, and WCM Focused International Growth Fund

Background
In advance of the December meeting, the Board received information about the Emerging Markets Fund, the Global Growth Fund, the International Growth Fund, and the Advisory Agreement from the Investment Advisor and from MFAC and UMB, certain portions of which are discussed below. The materials, among other things, included information about the organization and financial condition of the Investment Advisor; information regarding the background and experience of relevant personnel providing services to the Funds; reports comparing the performance of each Fund with returns of its benchmark index, its Peer Group and its Fund Universe, for various periods ended September 30, 2015; and reports comparing the investment advisory fees and total expenses of each Fund to those of its Peer Group and Fund Universe. The Board also received a memorandum from the independent legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed approval or renewal of the Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of the Investment Advisor were present during the Board’s consideration of the Advisory Agreement.

In approving renewal of the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services
The Board considered information included in the meeting materials regarding the performance of each Fund. The materials they reviewed indicated the following:

•
The Emerging Markets Fund’s total return for the one-year period was above the median returns of the Diversified Emerging Markets Fund Universe and the Peer Group, as well as the return of the MSCI Emerging Markets Index.

•	The Global Growth Fund’s total return for the one-year period was above the Peer Group median, the World Stock Fund Universe median, and the MSCI All Country World Index return.

WCM Focused International Growth Fund, WCM Focused Emerging Markets Fund, WCM Focused Global Growth Fund,
and WCM International Small Cap Growth Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

•
The International Growth Fund’s annualized total returns for the one- and three-year periods were above the Peer Group median, the Foreign Large Growth Fund Universe median, and the MSCI All Country ex USA World Index return.

The Board also considered the overall quality of services provided by the Investment Advisor to each Fund. In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of each Fund, as well as the qualifications, experience and responsibilities of the personnel involved in the activities of each Fund. The Board also considered the overall quality of the Investment Advisor’s organization and operations, and the Investment Advisor’s compliance structure. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to each Fund are satisfactory.

Advisory Fees and Expense Ratios
With respect to the advisory fees and expenses paid by the Funds, the meeting materials indicated as follows:

•
The Emerging Markets Fund’s investment advisory fees (gross of fee waivers) were the same as the Fund Universe median and slightly above the Peer Group median by 0.05%. The total expenses paid by the Fund (net of fee waivers) were 0.13% higher than the Peer Group median and 0.14% higher than the Fund Universe median. The Board noted, however, that as of September 30, 2015, the Fund had $8 million in assets and was significantly smaller than the average asset size of funds in the Peer Group and the Fund Universe; that the Investment Advisor had waived all of its advisory fees since the Fund’s inception due to its small asset size; and that beginning July 1, 2015, the Investment Advisor was voluntarily paying for all of the Fund’s operating expenses for one year. The Board also observed that the Fund’s gross advisory fee was the same as the standard fees charged by the Investment Advisor to its other clients to manage accounts using the same investment strategy as the Fund.

•
The Global Growth Fund’s investment advisory fees (gross of fee waivers) were the same as the Peer Group median but slightly higher than the Fund Universe median (by 0.05%). The total expenses paid by the Fund (net of fee waivers) were 0.16% higher than the Peer Group median and 0.25% higher than the Fund Universe median. The Board noted, however, that the Fund had less than $1 million in assets as of September 30, 2015, and was significantly smaller than the average asset size of funds in the Peer Group and the Fund Universe; that the Investment Advisor had waived all of its advisory fees since the Fund’s inception due to its small asset size; that from July 1, 2015, to October 4, 2015, the Investment Advisor had also been voluntarily paying for all of the Fund’s operating expenses, but it had replaced that reimbursement with a 0.70% expense cap in connection with its client’s temporary investment of $40 million in the Fund; and that the Investment Advisor might reinstate its reimbursement of all Fund operating expenses after the $40 million investment is withdrawn. The Board also observed that the Fund’s gross advisory fee was lower than the standard fees charged by the Investment Advisor to its other clients to manage accounts using the same investment strategy as the Fund.

•
The International Growth Fund’s investment advisory fees (gross of fee waivers) were the same as the Peer Group median but slightly above the Fund Universe median (by 0.025%). The total expenses paid by the Fund (net of fee waivers) were below the Fund’s Peer Group median, but slightly higher (by 0.06%) than the Fund Universe median. The Board observed that the Fund’s gross advisory fee was lower than the standard fees charged by the Investment Advisor to its other clients to manage accounts using the same investment strategy as the Fund.

WCM Focused International Growth Fund, WCM Focused Emerging Markets Fund, WCM Focused Global Growth Fund,
and WCM International Small Cap Growth Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

The Board and the Independent Trustees concluded that the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the services provided by the Investment Advisor to each Fund.

Profitability and Economies of Scale
The Board also considered information relating to the Investment Advisor’s costs and profits with respect to the Emerging Markets Fund, Global Growth Fund, and International Growth Fund for the year ended September 30, 2015. The Board noted that in addition to waiving its entire investment advisory fee with respect to the Emerging Markets Fund and the Global Growth Fund, the Investment Advisor had subsidized certain Fund operating expenses, and beginning July 1, 2015, the Investment Advisor was voluntarily paying all of those Funds’ operating expenses for one year. The Board determined that the level of the Investment Advisor’s profitability with respect to the International Growth Fund was reasonable.

The Board also considered the benefits received by the Investment Advisor as a result of the its relationship with the Funds other than investment advisory fees paid to the Investment Advisor, including research made available to it by broker-dealers providing execution services to the Funds, and the intangible benefits of its association with the Funds generally and any favorable publicity arising in connection with the Funds’ performance. They also noted that although there were no advisory fee breakpoints with respect to any of the Funds, the asset levels of the Emerging Markets Fund and the Global Growth Fund were not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future, as the Funds’ assets grow. With respect to the International Growth Fund, the Board considered that the Investment Advisor is monitoring the growth of the Fund’s assets and has indicated that it would consider fee breaks at appropriate levels.

Conclusions
Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement is in the best interests of each Fund and its shareholders and, accordingly renewed the Advisory Agreement.

WCM Funds
EXPENSE EXAMPLES
For the Six Months Ended April 30, 2016 (Unaudited)

Expense Examples
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Investor Class only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2015 to April 30, 2016.

The Actual Performance example of the International Small Cap Growth Fund is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 30, 2015* to April 30, 2016.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Focused International Growth Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		11/1/15	4/30/16	11/1/15 – 4/30/16
Investor Class	Actual Performance	$ 1,000.00	$ 1,007.60	$ 6.41
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.47	6.45
Institutional Class	Actual Performance	1,000.00	1,008.70	5.19
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.70	5.22

*	Expenses are equal to the Fund’s annualized expense ratio of 1.29% and 1.04% for Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the six month period). Assumes all dividends and distributions were reinvested.

WCM Funds
EXPENSE EXAMPLES - Continued
For the Six Months Ended April 30, 2016 (Unaudited)

Focused Emerging Markets Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		11/1/15	4/30/16	11/1/15 – 4/30/16
Investor Class	Actual Performance	$ 1,000.00	$ 1,019.10	$ -
	Hypothetical (5% annual return before expenses)	1,000.00	1,024.86	-
Institutional Class	Actual Performance	1,000.00	1,018.20	-
	Hypothetical (5% annual return before expenses)	1,000.00	1,024.86	-

*	Expenses are equal to the Fund’s annualized expense ratio of 0.00% and 0.00% for Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the six month period). The expense ratio reflects an expense waiver. Assumes all dividends and distributions were reinvested.

Focused Global Growth Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		11/1/15	4/30/16	11/1/15 – 4/30/16
Investor Class	Actual Performance	$ 1,000.00	$ 1,006.90	$ 4.30
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.57	4.33
Institutional Class	Actual Performance	1,000.00	1,008.40	3.47
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.41	3.50

*	Expenses are equal to the Fund’s annualized expense ratio of 0.86% and 0.70% (including excise tax reimbursement from Advisor) for Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the six month period). The expense ratio reflects an expense waiver. Assumes all dividends and distributions were reinvested.

International Small Cap Growth Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period**
	11/30/15*	04/30/16	11/30/15* – 4/30/16
Actual Performance**	$ 1,000.00	$ 1,013.90	$ 5.89
	11/1/15	4/30/16	11/1/15 – 4/30/16
Hypothetical (5% annual return before expenses)^	1,000.00	1,017.90	7.02

*	Commencement of operations
**	Expenses are equal to the Fund’s annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 153/366 (to reflect the since inception period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

WCM Funds
EXPENSE EXAMPLES - Continued
For the Six Months Ended April 30, 2016 (Unaudited)

^	Expenses are equal to the Fund’s annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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WCM Focused International Growth Fund
WCM Focused Emerging Markets Fund
WCM Focused Global Growth Fund
WCM International Small Cap Growth Fund
Each a series of Investment Managers Series Trust

Investment Advisor
WCM Investment Management
281 Brooks Street
Laguna Beach, California 92651

Independent Registered Public Accounting Firm
Tait, Weller & Baker, LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin 53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
WCM Focused International Growth Fund – Investor Class	WCMRX	461418 386
WCM Focused International Growth Fund – Institutional Class	WCMIX	461418 444
WCM Focused Emerging Markets Fund - Investor Class	WFEMX	46141P 842
WCM Focused Emerging Markets Fund - Institutional Class	WCMEX	46141P 834
WCM Focused Global Growth Fund - Investor Class	WFGGX	46141P 826
WCM Focused Global Growth Fund - Institutional Class	WCMGX	46141P 818
WCM International Small Cap Growth Fund – Institutional Class	WCMSX	46141Q 683

Privacy Principles of the WCM Funds for Shareholders
The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the WCM Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds (toll-free) at (888) 988-9801, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Funds (toll-free) at (888) 988-9801, or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC website at www.sec.gov or by calling the Funds (toll-free) at (888) 988-9801. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

WCM Funds
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (888) 988-9801

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-988-9801

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 04/30/2016	FYE 04/30/2015
Audit Fees	$ 59,100	$45,000
Audit-Related Fees	N/A	N/A
Tax Fees	$ 11,200	$ 7,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 04/30/2016	FYE 04/30/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 04/30/2016	FYE 04/30/2015
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	7/08/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	7/08/2016

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	7/08/2016